UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                 August 9, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



    Michigan                           001-32428                  30-0030900
(State or other jurisdiction      (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


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     o  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
(17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On August 9, 2007, the Registrant, and its wholly owned subsidiaries, Eugene Welding Co., entered into a financing transaction with Laurus Master Fund Ltd. This senior lending transaction includes a $10,000,000 revolving credit facility, a term loan in the original principal amount of $1,700,000 and a term loan in the original principal amount of $1,700,000. The Revolving Credit Facility includes advances on up to 85% of the Registrant's eligible accounts receivable and the lower of up to (a) 60% of the Registrant's eligible inventory priced at the lower of cost or market and (b) $3,500,000.

     The Registrant and Eugene Welding Co. granted Laurus Master Fund Ltd. a security interest in all of their respective assets including, but not limited to, accounts receivable, inventory, machinery, equipment, general intangibles, stock and deposit accounts. In addition, the Registrant issued warrants to Laurus Master Fund Ltd. to purchase 2,300,000 shares of the common stock of the Registrant for an exercise price of $.01 a share and a warrant to purchase 2,300,000 shares of the common stock of Tarpon Industries, Inc. for an exercise price of $.25 a share.

     Steelbank  Tubular  Inc.,  MTM  Acquisition   Company  FM,  Inc.  and  JS&T
Acquisition Company, other subsidiaries of the Registrant, provided guarantees of this financing transaction secured by all of their respective assets.

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     This  summary  is  qualified  in its  entirety  by  reference  to the  loan documents annexed as exhibits hereto.

Item 3.02 Unregistered Sale of Equity Securites

     The information contained in Item 1.01 in this Current Report on Form 8-K is hereby incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

          Exhibit No. Description
          10.1       Amended and Restated Master Security Agreement
          10.2       Amended and Restated Stock Pledge Agreement
          10.3       Amended and Restated Subsidiary Guaranty
          10.4       Trademark Security Agreement
          10.5       Registration Rights Agreement
          10.6       Secured Revolving Note
          10.7       Secured Term Note A
          10.8       Secured Term Note B
          10.9       Grant of Security Interest
          10.10      Common Stock Purchase Warrant
          10.11      Common Stock Purchase Warrant
          10.12      Security Agreement
          99.1       Press Release dated August 14, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TARPON INDUSTRIES, INC.

                                      Date: August 14, 2007

                                      By:      /s/ James W. Bradshaw
                                         ---------------------------------------
                                      James W. Bradshaw, Chief Executive Officer